INTEGRAL SYSTEMS
INVESTOR PRESENTATION

INTEGRAL SYSTEMS

FALL 2009 Exhibit 99.1

SAFE HARBOR
INTEGRAL SYSTEMS
• This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act.  Such forward-looking statements include, but  are not necessarily limited to, our anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar statements concerning anticipated future events and expectations that are not historical facts.
• These forward-looking statements are based on current information and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including our reliance on contracts and subcontracts funded by the U.S. government, intense competition in the ground systems industry, the competitive bidding process to which our government and commercial contracts are subject, our dependence on the satellite industry for most of our revenues, rapid technological changes in the satellite industry, our acquisition strategy and other risks and uncertainties noted in our Securities and Exchange Commission filings, including our Annual Report on
Form 10-K for the year ended September 30, 2008, and subsequent filings.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

3 OUR VISION To be the market leader in providing integrated solutions for satellite and terrestrial networks INTEGRAL SYSTEMS

WELCOME
INTEGRAL SYSTEMS

NASDAQ WELCOMES
25 YEAR
INTEGRAL SYSTEMS
NASDAQ

INTEGRAL SYSTEMS
AT A GLANCE
•
NasdaqGS:
ISYS
•
Founded:
1982
•
Est. FY2009 Sales:
$164.0 million
•
Est. FY2009 Earnings:
$2.9 million/$0.15 per diluted share
•
Employees:
600 employees - 13 Locations in five countries
U.S. SBA Region III Contractor of the Year, 2009
Washington Post Top 200 Companies, 2009
Forbes Top 200 Small Companies in America, 2008

INTEGRAL SYSTEMS
BUSINESS APPROACH
World Class Systems
Engineering
Best-In-Class Commercial
Product-Based Solutions
Back to Basics
•Disciplined Investment in R&D and B&P
•Reduction of Indirect and Unallowable Costs
•Improved Communications
•Improved Forecasting
•Renewed Focus on Core Business
Improved Performance
•Emphasis on Backlog Growth & Gross Margin
•Reasonable Organic Growth
•Strategic Acquisitions
•Focus on Next Nearest Market Opportunities
-Other Military Services
-Managed Services
-Network: Design, Installation, Operation

DEPARTMENT OF THE AIR FORCE · UNITED STATES OF AMERICA

NASA

NOAA · NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION · U.S. DEPARTMENT OF COMMERCE

NATIONAL RECONNAISSANCE OFFICE · UNITED STATES OF AMERICA

WHITE SANDS MISSILE RANGE

Ascent Media

SES

ITT Engineered for life

GENERAL DYNAMICS

MITSUBISHI ELECTRIC Changes for the Better

EUMETSAT

Honeywell

ALEUT communications services

cnes

eutelsat

ECHOSTAR

NSPO

Intelsat.

Qwest Spirit of Service™

NORTHROP GRUMMAN

BOEING

Iridium Satellite

ProtoStar

HARRIS

QinetiQ

SKY Perfect JSAT Corporation

LOCKHEED MARTIN

APL The Johns Hopkins University Applied Physics Laboratory

SingTel

B-SAT

Telesat

BT

XM

kt

INTEGRAL SYSTEMS

6 CUSTOMER COMMITMENT Our Commitment to Customer Service… Integral Systems Has Supported 250+ Satellite Missions INTEGRAL SYSTEMS

ALIGNED OPERATIONS
INTEGRAL SYSTEMS
Military &
Intelligence
Civil &
Commercial
Products Services
• US Air Force
• DISA
• Intelligence
• NASA
• NOAA
• Commercial
Operators
• International
• U.S. Military
• Satellite
Operators
• Network
Operators
• Commercial and
government
satellite operators
• Space Situational
Awareness
• U.S. Army, U.S.
Navy
• NATO
• Antenna/RF
systems integration
• Leverage footprint
• DHS
• Military Test
Range
• Interference
detection,
characterization,
and geolocation
• Satellite
communications
managed services
• Technical support

NOC
Toulouse
NOC
C. Springs
UK
UAE
Hawaii
Singapore
Brazil
Australia
NOC
Columbia
GLOBAL OPERATIONS
Current presence
Future Services Expansion (Teleports)
Future Network Operation Center (Services)
INTEGRAL SYSTEMS

SERVICE SOLUTIONS
Services Offered
• Network Operations Management
-
Network planning, resource
allocation, and link optimization
-
Satellite transponder, network, and
link Quality of Service monitoring
-
RF interference detection and
geolocation
-
Service Level Agreement (SLA)
validation
• Technical Services & Sustainment
-
Remote monitoring and control of
equipment at teleport & customer
ground terminal facilities
-
Tech refresh and sustainment
-
Expert operations and maintenance
services
• Systems Integration
-
Low cost turn-key systems
integration capabilities
Rollout Strategy
1. Initial Infrastructure from current
ISYS products
-
satID from RT Logic (geolocation)
-
Monics from SAT Corp. (signal
monitoring)
-
Compass from Newpoint (network
management)
-
Antennas purchased COTS
-
COTS work stations and servers
2. Global Services offered initially to
existing customer through existing
sales channels
3. Grow regionally as customer base
evolves
-
Leverage current international
sales channels
INTEGRAL SYSTEMS

Current Products & Services to New Customers

New Products & Services to Existing Customers

Strategic, Accretive Acquisitions

INTEGRAL SYSTEMS

GROWTH STRATEGY & MARKETS
•
Interference Detection &
Geolocation
•
Emerging Niche Satellite
Operators
•
Expanded Military Footprint
•
Space Situational
Awareness
•
Network Operations
–
Remote site monitoring
–
Data fusion
–
Payload  signal processing
•
Managed Services
–
Outsourced operations
management and
systems monitoring
–
Service-level
agreement/Quality of
Service (QoS)
management
INTEGRAL SYSTEMS

15%
40%
45%
Government
Commercial
Products

4%
3%
93%
Asia Pacific
Europe
US

DIVERSIFIED GLOBAL PERSPECTIVE
Recent Contract Awards:
•Restructured U.S. Air Force contract for
rapid attack, identification, detection
(RAIDRS): $77.0M ceiling
•Command and Control System –
Consolidated (CCS-C): $7.5M Extended
through 2011
•Hill Air Force Base: $4M new contract
Key Updates:
•
Opened Integral Systems Europe UK in
FY2009
•
Expect International to represent over
10% of total revenue in FY10
•
Announced 6 new/expanded contracts in
Asia in FY09 totaling ~$15M
*BASED UPON FY 2009 RESULTS
INTEGRAL SYSTEMS
SALES BY SEGMENT* SALES GEOGRAPHY*

12 FINANCIAL OVERVIEW

FY 2010 OUTLOOK & RECENT UPDATES
Back to Basics Management Approach
•
Cost-cutting measures implemented
•
Aligned for growth – capitalize on installed base
•
Completed infrastructure investments
Management Enhancement
•
Appointment of Paul G. Casner as President &
CEO
•
Appointment of Maj Gen (Ret.) H. Marshal Ward as
COO
Business Developments
•
Major Air Force Contracts extended through
2011/2012 - Over $50Min new backlog
•
International Expansion
-
Approx. $15.0M in Asia in FY09
-
Significant European contracts with CNES,
Thales, NATO
INTEGRAL SYSTEMS
FY10 GUIDANCE
Revenue
$170M - $174M
Gross Profit Margin
35% - 37%
EBITDA
$20M
Bookings
$200M
Cash Flow from
Operations
$25M - $30M

$250.0
$200.0
$150.0
$100.0
$50.0
$-
$128.7
$160.2
$164.0
$173.0
$190.0
$210.0
2007
2008
2009(P)
2010(E)
2011(E)
2012(E)

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
30.0%
20.0%
10.0%
0.0%
$20.8
$28.7
$10.9
$21.0
$28.0
$32.0
2007
2008
2009(P)
2010(E)
2011(E)
2012(E)
EBITDA
EBITDA Margin

38.0%
37.0%
36.0%
35.0%
34.0%
33.0%
32.0%
31.0%
30.0%
32.9%
37.6%
34.5%
37.3%
37.2%
37.5%
2007
2008
2009(P)
2010(E)
2011(E)
2012(E)

$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.3
$4.7
$4.4
$3.2
$4.0
$4.5
2007
2008
2009(P)
2010(E)
2011(E)
2012(E)

14

INTEGRAL SYSTEMS

FINANCIALS REVENUE EBITDA & MARGIN GROSS PROFIT MARGIN CAPITAL EXPENDITURES INTEGRAL SYSTEMS

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2006
2007
2008
2009(P)
2010(E)
Funded
Unfunded
Bookings

INTEGRAL SYSTEMS

BOOKINGS, BACKLOG, AND PIPELINE
Key Opportunities
FY10 – FY12
• Space Network Ground Segment
Sustainment
• GPS Operational Control Segment
(OCX) Phase B
• Restricted Program, National
Reconnaissance Office (NRO)
• RAIDRS ECP 10
• Space Situational Awareness
• NATO Expansion
• Managed Services
• Antenna and Ground System
Integration (ISE UK)
INTEGRAL SYSTEMS

Best-in-Class Products

World Class Engineering

Extensive, Diversified Customer Base

27 Years in Command and Control Innovation

INTEGRAL SYSTEMS

16 SUMMARY INTEGRAL SYSTEMS

17 Back-Up INTEGRAL SYSTEMS

Use of Non-GAAP Financial Measures
INTEGRAL SYSTEMS
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance.  Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance.  The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Below are reconciliations of fiscal years 2007 - 2012 net income to EBITDA:
Fiscal Year Ended September 26, 2009
2007 2008 2009(P) 2010(E) 2011(E) 2012(E)
($ millions)
Net Income $      12.8 $      18.2 $        2.9 $        8.0 $      13.5 $      16.0
Other Income (Expense), net (2.2) (0.3) 0.1 0.4 0.6 0.8
Provision for Income Taxes 6.3 7.1 0.1 4.5 5.5 6.2
Income From Operations $      16.9 $      25.0 $        3.1 $      12.9 $      19.6 $      23.0
Non-Cash Stock Compensation 0.9 1.1 3.5 3.1 3.2 3.5
Depreciation and Amortization 3.0 2.6 4.3 5.0 5.2 5.5
EBITDA $      20.8 $      28.7 $      10.9 $      21.0 $      28.0 $      32.0